Exhibit 99 (b)

STOCK REPURCHASE AGREEMENT

     THIS STOCK REPURCHASE AGREEMENT is dated as of the 22 day of July, 2003 (the “Agreement”), by and among Cato Family Investments Limited Partnership and the Wayland H. Cato, Jr. Revocable Trust, dated January 2, 1991, as amended (collectively, the “WC Sellers”), and Cato’s Roseneath Limited Partnership (the “EC Seller” and, together with the WC Sellers, the “Sellers”), and The Cato Corporation, a Delaware corporation (the “Company”).

PREAMBLES

     WHEREAS, the WC Sellers currently own an aggregate of 3,296,568 shares of the Class B Common Stock of the Company, as more specifically set forth in Exhibit A to this Agreement (collectively, the “WC Shares”); and

     WHEREAS, the EC Seller currently owns an aggregate of 1,840,916 shares of the Class B Common Stock of the Company (collectively, the “EC Shares” and together with the WC Shares, the “Shares”); and

     WHEREAS, the Sellers desire to sell the Shares to the Company and the Company desires to purchase the Shares from the Sellers pursuant to the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Agreement, the parties hereto agree as follows:

     1.     Purchase and Sale of the Shares. Subject to the terms of this Agreement,

                (a) Each of the WC Sellers agrees to sell to the Company, and the Company agrees to purchase from the WC Sellers, the WC Shares in the share amounts set forth on Exhibit A hereto, and

                (b) The EC Seller agrees to sell to the Company, and the Company agrees to purchase from the EC Seller, the EC Shares in the share amounts set forth on Exhibit A hereto.

     2.     Purchase Consideration. The purchase price for the Shares (the “Purchase Price”) shall be $18.50 per share in cash.

     3.     Closing.

                (a) The consummation of the transactions contemplated under this Agreement (the “Closing”) shall occur at the offices of Parker, Poe, Adams & Bernstein L.L.P., 401 South Tryon Street, Suite 3000, Charlotte North Carolina 28202, or such other location as the parties shall mutually agree, at a time mutually agreed to by the parties on or before August 22, 2003 (the “Closing Date”), unless otherwise agreed to by the parties.

                (b) At the Closing, the Company will pay to each Seller the Purchase Price set forth next to such Seller’s name in Exhibit A hereto. Payment will be made by (i) delivery of a certified check, or (ii) upon the request of a Seller, wire transfer to a bank account designated by the Seller in writing not later than five business days prior to the Closing

     4.     Representations and Warranties of the Sellers. Each WC Seller hereby represents and warrants to the Company as to itself, and the EC Seller hereby represents and warrants to the Company as to itself, as follows:

                (a) Each Seller is the legal owner of the Shares set forth opposite its name on Exhibit A hereto;

                (b) Each Seller holds or, as of the Closing will hold, its Shares free and clear of all liens, pledges, encumbrances and adverse claims;

                (c) Each Seller has been duly formed or organized as a partnership or trust, as the case may be, and is validly existing under the laws of its state of formation or organization. Each Seller has full power and authority to execute, deliver and perform its obligations under this Agreement and to sell, transfer and assign its Shares to the Company pursuant to this Agreement;

                (d) This Agreement and the transactions contemplated hereby have been authorized by each Seller by all necessary partnership, trust or other appropriate action, as the case may be, of such Seller, and this Agreement is a legal, valid and binding agreement of such Seller, enforceable in accordance with its terms;

                (e) The execution, delivery and performance of this Agreement do not and will not constitute a breach or violation of, or a default under, the governing documents of any Seller, and do not require any consent or approval of any third party, except such consents or approvals as shall have been obtained on or before the Closing Date; and

                (f) Upon the delivery to the Company of the certificates for the Shares, properly endorsed or with appropriate stock powers sufficient for transfer of the Shares to the Company, the Company will have acquired good and valid title thereto, free and clear of all liens, pledges, encumbrances and adverse claims.

     5.     Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Sellers as follows:

                (a) The Company has been duly organized and is validly existing under the laws of the State of Delaware. The Company has the full corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(a) This Agreement and the transactions contemplated hereby have been authorized by the Company by all necessary corporate action of the Company, and this Agreement is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms; and

                (c) The execution, delivery and performance of this Agreement do not and will not constitute a breach or violation of, or a default under, the Company’s Restated Certificate of Incorporation and By-Laws, or require any consent or approval of any third party, except such consents or approvals as shall have been obtained on or before the Closing Date.

     6.     Conditions to the Company’s Obligations. The obligations of the Company to complete the Closing are contingent upon the occurrence of each of the following events:

                (a) Certificates for all of the Shares, together with all appropriate endorsements, stock powers, assurances and such other documents as the Company may reasonably request (including signature guarantees, if requested by the Company), in a form reasonably satisfactory to the Company, must be delivered to the Company at the Closing;

                (b) Each of the representations and warranties (i) of the Sellers in Section 4, above, (ii) of Wayland H. Cato, Jr. in that certain Agreement, dated as of the date hereof, between Wayland H. Cato, Jr. and the Company, and (iii) of Edgar T. Cato in that certain Agreement, dated as of the date hereof, between Edgar T. Cato and the Company, shall be true and correct on the Closing Date with the same effect as though all such representations and warranties had been made on the Closing Date; and

                (c) There shall have been delivered to the Company the legal opinion of the Sellers’ counsel, Moore & Van Allen, PLLC dated the Closing Date, in substantially the form and substantially to the effect set forth in Exhibit B hereto.

     7.     Conditions to the Sellers’ Obligations.

                (a) The Purchase Price set forth in Exhibit A hereto shall have been delivered to each of the Sellers in the form and manner described in Section 3, above;

                (b) Each of the representations and warranties of the Company set forth in Section 5, above, shall be true on the Closing Date with the same effect as though all such representations and warranties had been made on the Closing Date; and

                (c) There shall have been delivered to the Sellers the legal opinion of the Company’s counsel, Parker, Poe, Adams & Bernstein L.L.P., dated the Closing Date, in substantially the form and substantially to the effect set forth in Exhibit C hereto.

     8.     Notices. All notices and other communications given under this Agreement shall be in writing and shall be deemed given (a) on the date of delivery, if delivered personally, (b) on the date of transmission, if sent via facsimile transmission to the number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (c) on the date after delivery to a reputable nationally recognized overnight courier service, or (d) three days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or such other address for a party as shall be specified by like notice):

(i)	if to the Company to,
The Cato Corporation

8100 Denmark Road
Charlotte, North Carolina 28273
Attention: John P. Derham Cato
Facsimile: (704) 551-7450
with a copy to:

R. Douglas Harmon
Parker, Poe, Adams & Bernstein L.L.P.
401 South Tryon Street, Suite 3000
Charlotte, North Carolina 28202-1935
Facsimile: (704) 335-4485

(ii)	if to the WC Sellers to:

c/o Wayland H. Cato, Jr.
782 Soldier Creek Road
Sheridan, Wyoming 82801
Facsimile: (704) 551-7617

with copies to:

Aaron A. Smith
8100 Denmark Road
P.O. Box 34216
Charlotte, North Carolina 28234
Facsimile: (704) 551-7617

Barney Stewart III
Moore & Van Allen, PLLC
100 N. Tryon Street, 47th Floor
Charlotte, North Carolina 28202-4003
Facsimile: (704) 378-2029

(iii)	if to the EC Seller,

Roseneath GP, Inc.
8100 Denmark Road
P.O. Box 34216
Charlotte, North Carolina 28234
Facsimile: (704) 551-7617
Attn: Aaron A. Smith

with copies to:

Barney Stewart III
Moore & Van Allen, PLLC
100 N. Tryon Street, 47th Floor
Charlotte, North Carolina 28234
Facsimile: (704) 378-2029

     Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section (provided that no such notice shall be effective until it is received by the other parties hereto).

     9.     Miscellaneous.

(a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) The parties to this Agreement shall each bear their own expenses incurred in connection with this Agreement.

(c) The representations and warranties contained in Section 4 and 5 hereof shall survive the Closing for so long as any statute of limitations applicable to the matters addressed by such representations and warranties remains open, in whole or in part, including without limitation by reason of waiver of such statute of limitations.

(d) The construction, interpretation and validity of this Agreement shall be governed by and determined in accordance with the laws of the State of North Carolina, without regard to the conflict of law principles thereof.

(e) Each of the parties hereto and their respective agents, attorneys and advisors will maintain the confidentiality of all information provided in connection herewith. Through the Closing Date, the Company and the Sellers will cooperate in the preparation and dissemination of any press releases, announcements and other disclosures to others relating to the transactions contemplated by the Agreement; provided, that this subsection shall not preclude the Company or any Seller from making any disclosure that the Company or any Seller reasonably believes is required by applicable law.

(f) This Agreement contains the final, complete and exclusive statement of the agreement between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, written or oral, with respect to the subject matter hereof are merged herein. No change, amendment, qualification or cancellation hereof shall be effective unless in writing and executed by each of the parties hereto by their duly authorized officers.

     10.     This Agreement may be executed in any number of counterparts, which together shall constitute one and the same Agreement. The parties may execute more than one copy of the Agreement, each of which shall constitute an original.

[Signatures appear on the following pages]

     IN WITNESS WHEREOF, the Sellers and the Company each have caused this Agreement to be duly executed under seal as of the day and year first above written.

THE CATO CORPORATION

By:	John P. Derham Cato President, Vice Chairman and Chief Executive Officer

CATO FAMILY INVESTMENTS LIMITED PARTNERSHIP

By its General Partner:

WAYGROUP, LLC

By:
Name:	Wayland H. Cato, Jr., Trustee of Wayland H. Cato, Jr. Revocable Trust, dated January 2, 1991, as amended

Title:	Manager

WAYLAND H. CATO, JR. REVOCABLE TRUST, dated January 2, 1991, as amended

By:
Name:	Wayland H. Cato, Jr., Trustee

CATO’S ROSENEATH LIMITED PARTNERSHIP

By Roseneath GP, Inc., General Partner

By:
Name:	Aaron A. Smith
Title:	Vice President

EXHIBIT A

LIST OF SELLING STOCKHOLDERS

	Shares of Class B
WC SELLERS	Common Stock	Purchase Price Per Share	Total Purchase Price

Cato Family Investments Limited Partnership	3,275,268	$18.50	$60,592,458.00
Wayland H. Cato, Jr. Revocable Trust	21,300	$18.50	394,050.00

Total WC Sellers	3,296,568	$18.50	$60,986,508.00
EC SELLER
Cato’s Roseneath Limited Partnership	1,840,916	$18.50	$34,056,946.00
TOTAL SELLERS	5,137,484	$18.50	$95,043,454.00

EXHIBIT B

FORM OF LEGAL OPINION OF
COUNSEL TO THE SELLERS

     Moore & Van Allen, PLLC shall have delivered an opinion as to the following matters, which opinion may contain such conditions and qualifications as are customary for similar transactions and as to which the Company shall reasonably agree:

     1.     To the best of our knowledge, each Seller is the legal owner of the Shares set forth opposite its name on Exhibit A to the Agreement.

     2.     To the best of our knowledge, each Seller holds its Shares free and clear of all liens, pledges, encumbrances and adverse claims.

     3.     Each Seller has been duly formed or organized as a partnership or trust, as the case may be, and is validly existing under the laws of its state of formation or organization. Exhibit A hereto accurately sets forth the name of each Seller, the type of entity and its state of formation or organization. Each Seller has full power and authority to execute, deliver and perform its obligations under the Agreement and to sell, transfer and assign its Shares to the Company pursuant to the Agreement.

     4.     The Agreement and the transactions contemplated thereby have been authorized by each Seller by all necessary partnership, trust or other appropriate action, as the case may be, of such Seller, and the Agreement is a legal, valid and binding agreement of each such Seller, enforceable in accordance with its terms.

     5.     The execution, delivery and performance of the Agreement do not and will not constitute a breach or violation of, or a default under, the governing documents of any Seller, and do not require any consent or approval of any third party.

     6.     Certificates representing all of the Shares have been duly endorsed and delivered, to the Company.

EXHIBIT C

FORM OF LEGAL OPINION OF
COUNSEL TO THE COMPANY

     Parker, Poe, Adams & Bernstein, L.L.P. shall deliver an opinion as to the following matters, which opinion may contain such conditions and qualifications as are customary for similar transactions and as to which the Sellers shall reasonably agree:

     1.     The Company has been duly organized and is validly existing under the laws of the State of Delaware. The Company has the full power and authority to execute, deliver and perform its obligations under the Agreement.

     2.     The Agreement and the transactions contemplated thereby have been authorized by the Company by all necessary corporate action of the Company, and the Agreement is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

     1.     The execution, delivery and performance of the Agreement do not and will not constitute a breach of, or a default under, the Company’s Restated Certificate of Incorporation and By-Laws, or require any consent or approval of any third party.